Exhibit 10.3

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is dated as of ______________, 2007, by and between Eldorado Resorts LLC, a Nevada limited liability company (the “Company”) and NGA AcquisitionCo, LLC (“AcquisitionCo”).

This Agreement is entered into in connection with the Purchase Agreement, dated as of _____________, 2007, by and among the Company, AcquisitonCo and Donald L. Carano (the “Purchase Agreement”) relating to the issuance and sale by the Company to AcquisitionCo of a new 14.47% membership interest in the Company (the “New Membership Interest”) and the sale by Donald L. Carano to AcquisitionCo of an existing membership interest in the Company (the “Carano Interest” and together with the New Membership Interest, the “Registrable Securities”). As a condition for AcquisitionCo to enter into the Purchase Agreement, the Company has agreed to provide to AcquisitionCo the registration rights set forth in this Agreement.

The parties hereby agree as follows:

1. Definitions

As used in this Agreement, the following terms shall have the following meanings:

“AcquisitionCo” has the meaning set forth in the introductory paragraph to this Agreement and includes any Affiliate or future Affiliate of AcquistionCo that the Registrable Interests have been transferred to as permitted by the Operation Agreement.

“Acceleration Request” has the meaning set forth in Section 4 hereof.

“Advice” has the meaning set forth in Section 5 hereof.

“Affiliates” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that Beneficial Ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

“Business Day” means any day other than a Saturday, or Sunday or a day on which commercial banks in Washoe County, City of Reno and State of Nevada are authorized by law, regulation or executive order to remain closed.

“Closing Date” means the Closing Date as defined in the Purchase Agreement.

“Company” has the meaning set forth in the introductory paragraph to this Agreement and includes any Affiliate of the Company formed for the purpose of completing an Underwritten Registration or Underwritten Offering.

“Event Date” has the meaning set forth in Section 4 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Initial Shelf Registration” has the meaning set forth in Section 3 hereof.

“NASD” means the National Association of Securities Dealers, Inc.

“Person” mans any individual, corporation, limited-liability company, partnership, joint venture, association, joint stock company, business trust, unincorporated association, governmental entity, business association, firm or other legal entity.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Interest covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Interest” means the Registrable Securities, provided, however, that such Registrable Securities, or any portion thereof, shall cease to be a Registrable Interest when (i) such interest has been disposed of pursuant to an effective Registration Statement, (ii) such interest is sold to the public in compliance with Rule 144, or (iii) such interest is eligible to be sold immediately and freely pursuant to paragraph (k) of Rule 144 and AcqusitionCo shall have received upon request an opinion from Company’s counsel confirming such eligibility, whichever occurs first.

“Registrable Securities” has the meaning set forth in the introductory paragraph to this Agreement.

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Interest pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material, if any, incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule144) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act if made in compliance with such rule.

“Rule 415” means Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the United States Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Effectiveness Date” has the meaning set forth in Section 3 hereof.

“Shelf Effectiveness Period” has the meaning set forth in Section 3 hereof.

“Shelf Filing Date” has the meaning set forth in Section 3 hereof.

“Shelf Notice” has the meaning set forth in Section 3 hereof.

“Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registration as such terms are defined in Section 3 hereof.

“Subsequent Shelf Registration” has the meaning set forth in Section 3 hereof.

“Underwritten Registration or Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2. Registration Demand

Provided AcquisitionCo then holds a Registrable Interest, at any time after the Company has completed an initial Underwritten Registration or Underwritten Offering of any class of its equity securities and the lock-up period specified in the underwriting agreement relating to such initial registered public offering has expired (which lock-up period shall in no event be greater than six months), AcquisitionCo may, by written notice to the Company in accordance with Section 11(f), make a one time demand that the Company file either (a) a Registration Statement under the Securities Act on Form S-1 or any similar long-form registration ( a “Long Form Registration”) or, if available, on Form S-3 or any similar short form registration (a “Short Form Registration”) (either a Long Form Registration or a Short Form Registration, a “Demand Registration”), or (b) file an Initial Shelf Registration (as defined below) under the Securities Act (a “Shelf Registration Demand”) in either case covering, at AcquistionCo’s sole direction, all or a portion of the Registrable Interest then held by AcquisitionCo.

3. Demand Registration

If the Company receives a Demand Registration which is given in accordance with Section 11(f), then the Company shall promptly prepare and file with the SEC a Registration Statement (a “Demand Registration Statement”) as directed by AcquisitionCo as either a Long Form Registration or a Short Form Registration covering all the Registrable Interests for which registration has been requested by AcquisionCo. The Company shall (i) file with the SEC the Demand Registration Statement on or prior to the 45th day after the date on which the Company receives the Demand Registration, subject to extension of such period as provided for in the event of AcquisitionCo’s failure to timely provide information requested by the Company for use in the Demand Registration (the “Demand Registration Date”) and (ii) use their best efforts to cause such Demand Registration Statement to be declared effective by the SEC as soon as possible but in no event later than the date that is 90 days following the Demand Registration Date (including filing with the SEC as soon as practicable after the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act to a date determined in consultation with the managing underwriters, if any, or AcquisitionCo (an “Acceleration Request”), subject to such delays as the Company reasonably determines may be necessary to comply with applicable requirements under the Securities Act and the rules and regulations thereunder.

4. Shelf Registration

If the Company receives a Shelf Registration Demand which is given in accordance with Section 11(f), then, except as otherwise provided in Section 3:

(a) Initial Shelf Registration. The Company shall promptly prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Interest for which registration has been requested by AcquisitionCo (the “Initial Shelf Registration”). The Company shall (i) file with the SEC the Initial Shelf Registration on or prior to the 30th day after the date on which the Company receives the Registration Demand, subject to extension of such period as provided for in the event of AcquisitionCo’s failure to timely provide information requested by the Company for use in the Initial Shelf Registration (the “Shelf Filing Date”) and (ii) use their best efforts to cause such Initial Shelf Registration Statement to be declared effective by the SEC as soon as possible but in no event later than the date that is 90 days following the Shelf Filing Date (the “Shelf Effectiveness Date”) (including filing with the SEC as soon as practicable after the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the such Registration Statement will not be “reviewed” or will not be subject to further review, an Acceleration Request), subject to such delays as the Company reasonably determines may be necessary to comply with applicable requirements under the Securities Act and the rules and regulations thereunder. The Company shall keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 24 months from the Shelf Effectiveness Date (subject to extension pursuant to the last paragraph of Section 5 hereof), or such shorter period ending when all of the Registrable Interest covered by the Initial Shelf Registration (1) have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (2) are covered by a Subsequent Shelf Registration that has been declared effective under the Securities Act, or (3) are eligible to be sold immediately and freely pursuant to paragraph (k) of Rule 144 and AcqusitionCo shall have received upon request an opinion from Company’s counsel confirming such eligibility (the “Shelf Effectiveness Period”).

Any such Registration Statement shall be on the appropriate form permitting registration of the Registrable Interest for resale by AcquisitionCo in the manner or manners designated by it (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Interest to be included in the Demand Registration Statement, Initial Shelf Registration or any Subsequent Shelf Registration filed pursuant to Section 4(b).

AcquisitionCo shall furnish to the Company, in writing, within 20 days after receipt of a request therefor (the “Response Date”), such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus or preliminary prospectus included therein. In the event any information requested by the Company shall not be furnished by the Response Date, the Shelf Filing Date or Demand Registration Date, as applicable, shall be extended by a period equal to the number of calendar days from and including the date immediately following the Response Date to and including the date on which such information is provided in full. AcquisitionCo agrees to furnish promptly to the Company all information necessary in order to make any information it is then furnishing or has previously furnished to the Company not materially misleading.

(b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Shelf Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall as soon as practicable after such cessation of effectiveness (but in no event later than 30 days thereof) amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement pursuant to Rule 415 covering the same Registrable Interest (a “Subsequent Shelf Registration”). If a Subsequent Shelf Registration is filed, the Company shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Registration Statement continuously effective for a period equal to the number of days in the Shelf Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously effective.

(c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if requested by AcquisitionCo or by any underwriter of the Registrable Interest covered thereby.

5. [Reserved]

6. Registration Procedures

In connection with the registration of the Registrable Interest pursuant to Section 3 or 4 hereof, the Company shall effect such registration to permit the sale of the Registrable Interest in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

(a) Prepare and file with the SEC on or prior to the Demand Registration Date or Shelf Filing Date, as applicable, a Registration Statement as prescribed by Section 2, 3 or 4, and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein, provided that, as far in advance as practical before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford AcquisitionCo, one special counsel for AcquisitionCo (“AcquisitionCo Counsel”) and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. AcquisitionCo or AcquisitionCo Counsel shall have the opportunity to object to any information pertaining to AcquisitionCo that is contained therein and the Company will make all corrections reasonably requested by AcquisitionCo with respect to such information prior to filing any such Registration Statement, Prospects or any amendment or supplement thereto. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which AcquisitionCo must be afforded an opportunity to review prior to the filing of such document, if AcquisitionCo, AcquisitionCo Counsel, or the managing underwriters, if any, shall reasonably object. If any such Registration Statement or prospectus refers to AcquisitionCo, then AcquisitionCo shall have the right to require (i) to the extent not prohibited by the Securities Act or the rules and regulations promulgated thereunder or the SEC, the applicable registration form or the SEC, the insertion therein of language, in form and substance satisfactory to AcquisitionCo, to the effect that the holding by AcquisitionCo of the Registrable Interest does not necessarily make AcquisitionCo a “controlling person” of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by AcquisitionCo of the investment quality of the Registrable Interest covered thereby and that such holding does not imply that AcquisitionCo will assist in meeting any future financial requirements of the Company, or (ii) in the event that reference to AcquisitionCo by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the applicable registration form or the SEC, the deletion of the reference to AcquisitionCo.

(b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration as may be necessary to keep such Registration Statement continuously effective for the Shelf Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all of the Registrable Interest covered by such Registration Statement as so amended or in such Prospectus as so supplemented. The Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in AcquisitionCo not being able to sell such Registrable Interest during that period unless such action is required by applicable law.

(c) Notify AcquisitionCo, AcquisitionCo Counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that AcquisitionCo may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (B) of the initiation of a proceeding with respect to, or the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of, any preliminary prospectus or the initiation of any proceedings for that purpose, (C) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Interest the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6(n) hereof cease to be true and correct, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or the Registrable Interest for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (E) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (F) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Interest for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

(e) If requested by the managing underwriters, if any, or AcquisitionCo, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, AcquisitionCo or AcquisitionCo Counsel reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement, provided that the Company shall not be required to take actions that in the opinion of counsel for the Company are in violation of applicable law.

(f) Furnish to AcquisitionCo, AcquisitionCo Counsel and each managing underwriter, if any, without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits as AcquistionCo and each managing underwriter, if any, may reasonably request to facilitate the disposition of the Registrable Interests.

(g) Deliver to AcquisitionCo, AcquisitionCo Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein and any other Prospectus filed under Rule 424 of the Securities Act relating to the Registrable Interests as such Persons may reasonably request, and, subject to the last paragraph of this Section 6, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of AcquisitionCo and the underwriters or agents (if any), and dealers (if any), in connection with the offering and sale of the Registrable Interest covered by such Prospectus and any amendment or supplement thereto.

(h) Prior to any public offering of Registrable Interest, to use its best efforts to register or qualify, and to cooperate with AcquisitionCo, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Interest for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as AcquisitionCo or the managing underwriters reasonably request as are reasonably necessary to permit the offer and sale of such Registrable Interest in such jurisdictions, provided that where the Registrable Interest is offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 6(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Interest covered by the applicable Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction.

(i) Cooperate with AcquisitionCo and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Interest to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Interest to be in such denominations and registered in such names as the managing underwriters, if any, or AcquisitionCo may reasonably request.

(j) Use their best efforts to cause the Registrable Interest covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities, including without limitation any applicable gaming regulators, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Interest, except as may be required solely as a consequence of the nature of AcquisitionCo’s business, in which case the Company will cooperate in all reasonable respects with AcquistionCo regarding the filing of such Registration Statement and the granting of such approvals.

(k) Upon the occurrence of any event contemplated by clauses (E) or (F) of Section 6(c) hereof, as promptly as practicable prepare and (subject to Section 6(a) hereof) file with the SEC, at the expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Interest being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) In the event of an Underwritten Registration or Underwritten Offering of the Registrable Interest (except that the “cold comfort” letters described in (iii) below shall be required whether such offering is underwritten or not), enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Registrable Interest and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Interest, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by an issuer to underwriters in underwritten offerings of securities similar to the Registrable Interest, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain “cold comfort” letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings and such other matters as reasonably requested by the underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures, in any event, no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to AcquisitionCo and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder. AcquisitionCo shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of AcquisitionCo and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of AcquisitionCo. AcquisitionCo shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding AcquisitionCo, AcquisitionCo’s Registrable Interest and AcquisitionCo’s intended method of distribution and any other representations required by applicable laws, rules or regulations, this Agreement or the underwriters.

(m) Make available for inspection by AcquisitionCo, any underwriter participating in any such disposition of Registrable Interest, if any, and any attorney, accountant or other agent retained by AcquisitionCo or any such underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent organizational documents and properties of the Company and their respective subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and their subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) based upon the advice of counsel the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than as a result of disclosure or failure to safeguard by such Inspector. AcquisitionCo will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public. AcquisitionCo will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company’s expense.

(n) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) as soon as reasonably practical, but in no event later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Interest are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

(o) Cooperate with AcquisitionCo and each underwriter, if any, participating in the disposition of such Registrable Interest and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the “NASD”).

(p) provide a transfer agent and registrar for all Registrable Interests covered by such registration statement not later than the effective date of such registration statement; and

(q) use its best efforts to cause all Registrable Interests covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Interests are then listed.

(r) Use its best efforts to take all other steps necessary to effect the registration of the Registrable Interest covered by a Registration Statement contemplated hereby.

The Company may require AcquisitionCo to furnish to the Company such information regarding itself and the distribution of such Registrable Interest as the Company may, from time to time, reasonably request. The Company shall not be obligated to proceed with any registration of the Registrable Interest for which AcquisitionCo unreasonably fails to furnish such information within 20 Business Days after receiving such request. AcquisitionCo agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company not materially misleading.

AcquisitionCo agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (D), (E) or (F) of Section 6(c) hereof, it will forthwith discontinue disposition of the Registrable Interest covered by such Registration Statement or Prospectus and dissemination of such Prospectus until AcquisitionCo’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed. In the event the Company shall give any such notice, the Shelf Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and include the date when AcquisitionCo shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) or (ii) the Advice.

7. Registration Expenses

(a) All fees and expenses incident to the performance of or compliance with this Agreement shall be borne by the Company, whether or not a Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of AcquisitionCo’ Counsel in connection with Blue Sky qualification of the Registrable Interest and determination of the eligibility of the Registrable Interest for investment under the law of such jurisdictions as provided in Section 6(h) hereof), (ii) printing expenses (including, without limitation, for the Registrable Interest in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by AcquisitionCo, (iii) reasonable messenger, telephone and delivery expenses, (iv) fees and disbursements for the Company and reasonable fees and disbursements for AcquisitionCo Counsel (subject to the provisions of Section 7(b) hereof), (v) fees of all independent certified public accountants referred to in clause (iii) of Section 6(l) (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desire such insurance, (vii) fees and expenses of all other Persons retained by the

Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements and any other documents necessary in order to comply with this Agreement and (xii) the expenses relating to travel and other expenses incurred in connection with attending or hosting meetings with proposed purchasers of the Registrable Interests. Notwithstanding any provisions to the contrary, the Company shall not be responsible for the payment of any underwriting discount, commission or transfer tax incurred in connection with the offer or sale of the Registrable Interest.

(b) In connection with any offering of Registrable Interests contemplated hereunder, the Company shall reimburse AcquisitionCo for the reasonable fees and disbursements of AcquisitionCo Counsel and other reasonable out-of-pocket expenses of AcquisitionCo incurred in connection with an offering of the Registrable Interest.

8. Indemnification

(a) The Company agrees, to the full extent permitted by law, to indemnify and hold harmless AcquisitionCo, each Person, if any, who controls AcquisitionCo within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each member of the board of managers of AcquisitionCo and each officer of AcquisitionCo (each an “Indemnified Person”) from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto or any preliminary prospectus, or the omission or alleged omission to state in such a document a material fact required to be stated in it or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, provided that (i) an Indemnified Person will not be entitled to any such indemnification hereunder to the extent that such loss, claim, liability, expense or damage arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to AcquisitionCo furnished in writing to the Company by an Indemnified Person expressly for inclusion therein and (ii) the foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus or prospectus shall not inure to the benefit of any Indemnified Person if it is finally judicially determined that (A) such loss, liability, claim, damage or expense relates solely to such untrue statement of material fact contained in, or such omission of a material fact from, such preliminary prospectus or prospectus and AcquisitionCo or any underwriter participating in the offering failed to deliver a copy of the final prospectus or any amendment or supplement thereto to such person at or prior to the confirmation of the sale of any Registrable Interest to such person and (B) the untrue statement or omission of a material fact contained in such preliminary prospectus or prospectus was corrected in the final prospectus or any such amendment or supplement.

(b) AcquisitionCo will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each member of the board of managers of the Company and each officer of the Company to the same extent as the foregoing indemnity from the Company to AcquisitionCo, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to AcquisitionCo furnished in writing to the Company by AcquisitionCo expressly for use in any Registration Statement or Prospectus or any amendment or supplement thereto or any preliminary prospectus. The liability of AcquisitionCo under this paragraph shall in no event exceed the net proceeds received by AcquisitionCo from sales of the Registrable Interest giving rise to such obligations.

(c) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party under this Section 8, notify such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, unless, in the reasonable judgment of the indemnified party, a conflict of interest between the indemnified party and the indemnifying party exists with respect to such claim. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses subsequently incurred except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (4) the indemnified party has assumed control of the defense but fails to prosecute vigorously and diligently the defense, then in each of such cases the fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. The indemnifying party shall be deemed to have waived its right to dispute its liability to the indemnified party under this Section 8(c) with respect to any third party claim as to which it elects to control the defense. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or AcquisitionCo, the Company and AcquisitionCo will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from Persons other than AcquisitionCo, such as Persons who control the Company within the meaning of the Securities Act, officers of the Company and members of the Company’s board of managers, who also may be liable for contributions) to which the Company and AcquisitionCo may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and AcquisitionCo, on the other, and, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 8, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and AcquisitionCo, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and AcquisitionCo, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the original issuance of the Registrable Interest (before deducting expenses) received by the Company and (ii) the net proceeds received by AcquisitionCo upon the sale of the Registrable Interest giving rise to such indemnification obligation. The relative fault of the Company, on the one hand, and of AcquisitionCo, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or AcquisitionCo and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and AcquisitionCo agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), AcquisitionCo shall not be required to contribute any amount in excess of the amount by which proceeds received by AcquisitionCo from sales of Registrable Interest exceeds the amount of any damages that

AcquisitionCo has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), any Person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and the respective officers, directors, managers, partners, members, employees, representatives and agents of any party to this Agreement will have the same rights to contribution as such party, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(e) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the indemnifying persons may otherwise have to the indemnified persons referred to above.

9. Covenants Relating to Rule 144. So long as AcquisitionCo holds any Registrable Interest and the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish AcqusitionCo with such other information as AcquistionCo may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing a holder to sell any Registrable Interests without registration, and will, at the Company’s expense, forthwith upon the request of any holder of Registrable Interests, deliver to such holder a certificate, signed by the Company’s principal financial officer, stating (a) the Company’s name, address and telephone number (including area code), (b) the Company’s Internal Revenue Service identification number, (c) the Company’s Commission file number, (d) the number of shares of each class of securities outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. So long as AcquisitionCo holds any Registrable Interest and the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

10. Underwritten Registration

If any of the Registrable Interest covered by any Demand Registration or Shelf Registration is to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by AcquisitionCo and reasonably acceptable to the Company.

11. Miscellaneous

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, AcquisitionCo, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Existing Agreements. The Company represents and warrants to AcquisitionCo that, other than as provided herein, there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of equity securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

(c) No Inconsistent Agreements. The Company has not entered as of the date hereof, and the Company shall not after the date of this Agreement enter, into any agreement with respect to any of its securities that is inconsistent with the rights granted to AcquisitionCo in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered into, and will not enter into, any agreement with respect to any of its securities that grants or will grant to any Person piggy-back rights with respect to a Registration Statement to be filed pursuant to the terms of this Agreement.

(d) Adjustments Affecting Registrable Interest. The Company shall not, directly or indirectly, take any action with respect to the Registrable Interest as a class that would adversely affect the ability of AcquisitionCo to include such Registrable Interest in a registration undertaken pursuant to this Agreement.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of AcquisitionCo.

(f) Notices. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given (a) on the date of delivery, if personally delivered or delivered by facsimile copy (with confirmation), (b) on the first business day following the date of dispatch, if delivered by a nationally recognized next-day courier service, or (c) on the third Business Day following the date of mailing, if mailed by registered or certified mail (return receipt requested), in each case to such party at its address or facsimile number set forth below or such other address or number as such party may specify by notice to the other parties.

If to the Company:

Eldorado Resorts LLC

345 N. Virginia Street

Reno, Nevada 89501

Attention: Chief Financial Officer

Facsimile: (775) 348-7513

with a copy to:

Wolf, Block, Schorr and Solis-Cohen LLP

1650 Arch Street, 22nd Floor

Philadelphia, PA 19103

Attention: Howell J. Reeves, Esq.

Facsimile: (215) 977-2334

If to Carano:

Donald L. Carano

Executive Office – Eldorado Hotel

345 North Virginia Street

Reno, NV 89501

Facsimile: (775) 348-9259

with a copy to:

John Frankovich, Esq.

McDonald, Carano, Wilson, LLP

100 West Liberty Street, 10th Floor

P.O. Box 2670

Reno, Nevada 89505-2670

Facsimile: (775) 788-2020

If to AcquisitionCo:

Newport Global Advisors

Newport Global Opportunities Fund LP

21 Waterway Avenue, Suite 150

The Woodlands, Texas 77380

Attn:	Mr. Thomas Reeg

Managing Director

With a copy to:

Milbank, Tweed, Hadley & McCloy LL

601 South Figueroa Street, 30th Floor

Los Angeles, CA 90017

Attn:	Ken Baronsky

(g) Entire Understanding; No Third-Party Beneficiaries. This Agreement represents the entire understanding of the parties with reference to the transactions contemplated hereby and this Agreement supersedes any and all other oral or written agreements heretofore made with respect to the subject matter hereof. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person, other than the parties hereto, or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(i) Certain Construction Rules. The article and section headings and captions and the table of contents contained in this Agreement are for convenience of reference only and shall in no way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. In addition, as used in this Agreement, unless otherwise provided to the contrary, (A) all references to days, months or years shall be deemed references to calendar days, months or years, and (B) any reference to a “Section” shall be deemed to refer to a section of this Agreement. The words “hereof,” “herein,” “hereunder,” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive. The term “including” shall mean “including without limitation.”

(j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternate means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such terms, provisions, covenants or restrictions that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Entire Agreement. This Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ELDORADO RESORTS LLC

By:
Donald L. Carano
Chief Executive Officer, President and Presiding Manager

By:
Gary L. Carano
Representative of Recreational Enterprises, Inc., Manager

ACQUISITIONCO

By:
Name:
Title: